REDEEMABLE NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2018
REDEEMABLE NON-CONTROLLING INTERESTS
REDEEMABLE NON-CONTROLLING INTERESTS

17.  REDEEMABLE NON-CONTROLLING INTERESTS

In December 2017, the Company acquired an approximately 66% equity interest in Lagou on a fully diluted basis. Lagou has been consolidated into the Group’s financial statements as of December 31, 2017. As Lagou has shares that could be redeemed by minority shareholders upon the occurrence of certain events that are not solely within the control of the Company, these preferred shares are accounted for as redeemable non-controlling interests in mezzanine equity.

The changes in the amount of redeemable non-controlling interests for the years ended December 31, 2017 and 2018 are as follows:

	2017	2018
	RMB	RMB
Balance at beginning of year	—	228,230
Addition	228,230	—
Share-based compensation	—	7,911
Net loss attributable to mezzanine equity holders	—	(10,496)
Balance at end of year	228,230	225,645